UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2022

UPAY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-55747	37-1793622
(Commission File Number)	(IRS Employer Identification No.)

3010 LBJ Highway, 12th Floor
Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 888-6052
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

UPAY, Inc. is referred to herein as “we”, “us” or “our”.

Item 5.02.	Departure and Directors or Certain Officers/Appointment of Certain Officers

Officer/Director Resignation

On February 3, 2022 (the “Effective Date”), Wouter Fouche (“Fouche”) resigned as our Chief Executive Officer (Principal Executive Officer) pursuant to a Share Purchase and Separation Agreement providing for the following terms: (a) Fouche sells us 7,125,000 of our Common Stock Shares and 3,700,000 Common Stock Shares of MiWay Finance, Inc., a Texas corporation, for $240,000, which we have agreed to pay with a $150,000 cash payment within 10 days of the Effective Date and $10,000 per month for 9 consecutive months commencing April 1, 2022; (c) we will pay Fouche’s current salary through February 2022; (d) Fouche shall retain ownership of 2,000,000 of our Common Stock Shares (the “2,000,000 Shares”) subject to a lockup/leak out whereby Fouche is prohibited from selling any of the 2,000,000 Shares for a period of 18 months and thereafter, shall be permitted to sell no more than 5,000 shares per month.

Wouter’s resignation as our Chief Executive Officer and Director was not in connection with any disagreement with our management regarding us, our operations, policies or practices. On February 3, 2022, our Board of Directors accepted Wouter’s resignation as our Chief Executive Officer and Director.

Appointment of Jaco Fölscher as our Chief Executive Officer

On February 3, 2022, following the resignation of Fouche as our Chief Executive Officer and Director, our Board of Directors appointed Jaco Fölscher (“Fölscher”) as our Chief Executive Officer (Principal Executive Officer). Fölscher has been our President, Chief Operating Officer and Director since January 25, 2015 and our Chief Financial Officer/Chief Accounting Officer since June 10, 2016.

Biography of Jaco Fölscher

Fölscher has been our President, Chief Operating Officer and Director since January 25, 2015 and our Chief Financial Officer/Chief Accounting Officer since June 10, 2016. He is the cofounder and he has been the Operational director of Rent Pay (Pty) Ltd, since July 2008. Rent Pay (Pty) Ltd. Is our wholly owned subsidiary in South Africa and is a credit related Software Company. He was also the founder of Isidingo Financial Services (“Isidingo”) in March 2009. Isidingo is a micro lending company operating in Pretoria South Africa and still in operation today. From March 2006 to February 2009, Jacob Fölscher was the Regional Manager/Operations Manager of Credicor Financial Services, a micro lending firm operating in South Africa. From January 2004 to February 2006, he was the Group Accounting Officer for that same company and from January 2000 to December 2003, he was the NCR compliance officer and Branch Manager, also for Credicor.

Item 9.01.   Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description
10.1	Share Purchase and Separation Agreement dated February 3, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UPAY, INC.

Date: February 7, 2022	By: /s/ Jaco Folscher
Name: Jaco Folscher
Title: Chief Executive Officer